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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-68995 of Altiva Financial Corporation (formerly Mego Mortgage Corporation) on Form S-1 of our report dated December 14, 1998, appearing in the Prospectus which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.



San Diego, California
April 26, 1999